UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 15, 2019

(Date of earliest event reported)

Asure Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3700 N. Capital of Texas Hwy, Suite 350, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Asure Software, Inc. (the “Company”) entered into a Second Amended and Restated Rights Agreement (the “Second Amended Rights Agreement”), dated as of April 17, 2019, with American Stock Transfer & Trust Company LLC, as rights agent. The Second Amended Rights Agreement, among other things, (i) extends the final expiration date from October 28, 2019 to October 28, 2022 (subject to other earlier termination events, including if stockholder approval of the Second Amended Rights Agreement has not been obtained by October 28, 2019); and (ii) provides an exemption request process for persons to seek an exemption from becoming an “Acquiring Person” under the Second Amended Rights Agreement.

The foregoing summary of the Second Amended Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2019, Adrian Pertierra informed the board of directors of the Company of his intent not to stand for reelection at the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”). His term as a director of the Company will conclude at the 2019 Annual Meeting. Mr. Pertierra’s decision not to stand for reelection was not due to any disagreement on any matter relating to the Company’s operations, policies or practices.

On April 17, 2019, with respect to Kelyn Brannon, the Company’s Chief Financial Officer, the Board approved the reimbursement of Ms. Brannon’s living expenses for her apartment in Austin, Texas, up to an aggregate of $5,000 per month, for the period January 1, 2019 through October 31, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Second Amended and Restated Rights Agreement, dated as of April 17, 2019, between Asure Software, Inc. (f/k/a/ Forgent Networks, Inc.) and American Stock Transfer & Trust Company LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: April 19, 2019	By:	/s/ Kelyn Brannon
Kelyn Brannon, Chief Financial Officer